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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT (Date of earliest event
                          reported): FEBRUARY 4, 1999

                         DURA AUTOMOTIVE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        0-21139                                          38-3185711
(Commission File Number)                  (I.R.S. Employer Identification No.)

                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices)  (Zip Code)

                                 (612) 342-2311
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. OTHER EVENTS

         On February 4, 1999, the Registrant issued a press release disclosing its fourth quarter operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

                  99.1 Press release dated February 4, 1999 - Dura Automotive Systems, Inc., Announces Increased Fourth-Quarter and Year-End Results


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DURA AUTOMOTIVE SYSTEMS, INC.

Date:  February 16, 1999            By: /s/ Stephen E.K. Graham
                                        ------------------------------------
                                    Name:  Stephen E.K. Graham
                                    Title: Vice President and Chief Financial
                                           Officer (Principal Accounting and
                                           Financial Officer)